UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund: BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2020

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts.

Outside of the favorable rate backdrop, municipal technicals remained supportive with strong demand outpacing modest supply. Broadly, investors favored the tax-exempt income, diversification, quality and value of municipal bonds, given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended October 31, 2019, municipal bond funds experienced net inflows of approximately $70 billion (based on data from the Investment Company Institute), with 2019 on track to be the best year for municipal fund flows on record. For	S&P Municipal Bond Index
Total Returns as of October 31, 2019
6 months: 3.52%
12 months: 9.07%

the same 12-month period, total new issuance was moderate from a historical perspective at $364 billion. Notably, taxable municipal issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings, given the inability to do so in the tax-exempt market post-tax reform. However, the market ultimately remained in a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) outstripped gross issuance and provided a technical tailwind.

A Closer Look at Yields

From October 31, 2018 to October 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 132 basis points (“bps”) from 3.38% to 2.06%, while ten-year rates decreased by 124 bps from 2.73% to 1.49% and five-year rates decreased by 115 bps from 2.30% to 1.15% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 36 bps, led by 28 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds underperformed duration matched U.S. Treasuries, most notably in the front and intermediate part of the curve. However, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and locals are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value-add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity remained elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2019 ($15.23)(a)	4.49%
Tax Equivalent Yield(b)	7.58%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Leverage as of October 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	8.81%	6.20%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust performed well for the period, with price appreciation augmenting the contribution from income. The Trust’s use of leverage aided results by amplifying the effect of both income and rising bond prices.

The positive market conditions contributed to robust, steady inflows into the municipal bond market and prompted investors to reach for yield. In this environment, the Trust benefited from its allocations to the long end of the yield curve, lower-rated issues, and low-coupon structures. At the sector level, the Trust’s positions in tobacco and health care issues — both of which benefited from investors’ search for yield — made the largest contributions to performance.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Trust’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$15.23	$14.31	6.43%	$15.99	$14.31
Net Asset Value	16.36	15.75	3.87	16.64	15.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	4/30/19
County/City/Special District/School District	21%	20%
Transportation	16	16
Health	15	15
Utilities	12	10
State	12	11
Education	10	10
Tobacco	6	6
Housing	5	5
Corporate	3	7

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	5
2021	10
2022	13
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	4%	4%
AA/Aa	37	37
A	27	27
BBB/Baa	15	17
BB/Ba	4	2
B/B	3	4
CC	1	1
N/R(b)	9	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of October 31, 2019	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2019 ($12.69)(a)	4.78%
Tax Equivalent Yield(b)	8.07%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of October 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	9.40%	5.29%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust performed well for the period, with price appreciation augmenting the contribution from income. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, aided results. The Trust’s holdings in bonds with maturities of 20 years and above also contributed given the outperformance for longer-term debt. Allocations to BBB issues and bonds rated below investment grade added value at a time in which lower-quality securities outperformed. At the sector level, the Trust’s positions in state tax-backed, tobacco and health care issues made the largest contributions to performance.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Trust’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$12.69	$11.88	6.82%	$13.34	$11.81
Net Asset Value	12.82	12.47	2.81	13.03	12.47

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
Transportation	23%	16%
Health	16	17
County/City/Special District/School District	15	17
Utilities	14	14
State	8	8
Tobacco	8	11
Corporate	7	5
Education	6	8
Housing	3	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	10
2021	12
2022	9
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	3%	2%
AA/Aa	32	32
A	21	15
BBB/Baa	20	20
BB/Ba	5	6
B/B	4	7
CC	1	—
N/R(b)	14	18

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 4% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of October 31, 2019	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2019 ($13.93)(a)	4.61%
Tax Equivalent Yield(b)	7.79%
Current Monthly Distribution per Common Share(c)	$0.0535
Current Annualized Distribution per Common Share(c)	$0.6420
Leverage as of October 31, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	3.41%	4.62%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust performed well for the period, with price appreciation augmenting the contribution from income. The Trust’s holdings in longer-dated securities with maturities of 20 years and above generated the strongest returns. Allocations to bonds rated at the lower end of the investment grade spectrum (A and BBB) added value at a time in which lower-quality bonds outperformed. At the sector level, the Trust’s positions in tax-backed, transportation and tobacco issues made the largest contributions to performance.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Trust’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$13.93	$13.79	1.02%	$14.36	$13.46
Net Asset Value	14.48	14.17	2.19	14.72	14.17

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
County/City/Special District/School District	18%	12%
Health	17	15
Transportation	16	24
Utilities	15	20
Tobacco	11	9
State	8	9
Education	8	6
Corporate	5	4
Housing	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	6%
2020	10
2021	15
2022	5
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	1%	3%
AA/Aa	32	32
A	17	24
BBB/Baa	18	24
BB/Ba	9	4
B/B	5	4
CCC	1	—
CC	1	1
N/R(b)	16	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 3% and 1% respectively of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of October 31, 2019	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2019 ($14.20)(a)	4.65%
Tax Equivalent Yield(b)	7.85%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of October 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	10.05%	4.91%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust performed well for the period, with price appreciation augmenting the contribution from income. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, aided results. The Trust’s holdings in bonds with maturities of 20 years and above also contributed given the outperformance for longer-term debt. Allocations to bonds rated at the lower end of the investment grade spectrum (AA, A and BBB) added value, as well. At the sector level, the Trust’s positions in state tax-backed, transportation and health care issues made the largest contributions to performance.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Trust’s returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$14.20	$13.21	7.49%	$14.98	$13.20
Net Asset Value	14.50	14.15	2.47	14.77	14.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
Transportation	23%	22%
Utilities	20	11
County/City/Special District/School District	14	12
Health	13	18
Tobacco	10	8
State	9	8
Education	6	7
Corporate	5	9
Housing	—	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	7%
2020	10
2021	13
2022	10
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	5%	4%
AA/Aa	29	32
A	23	20
BBB/Baa	23	22
BB/Ba	7	3
B/B	3	3
CC	1	—
N/R(b)	9	16

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 2% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments (unaudited) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 128.8%

Arizona — 6.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	$3,300	$3,502,851
Arizona Industrial Development Authority, Refunding RB, Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	215	230,979
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	455	484,088
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	719,855
4.75%, 07/01/31	3,070	3,212,141
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,338,265
5.00%, 12/01/37	4,585	6,149,402
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,726,048

		17,363,629

Arkansas — 1.9%
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	807,518
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,359,550
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,798,965
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	517,466

		5,483,499

California — 17.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	2,300	2,386,595
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,540,056
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	725	770,530
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	1,500	1,829,295
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	2,460	2,660,711
Series A-1, 5.75%, 03/01/34	3,000	3,162,780
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
3.50%, 06/01/36	1,110	1,132,200
5.00%, 06/01/47	830	854,361
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	2,475	2,978,836
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	12,000	6,673,200
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	2,270	1,849,505
0.00%, 08/01/33(d)	4,250	1,806,973
6.20%, 08/01/39(c)	4,000	5,062,800
San Diego Community College District, GO, CAB, Election of 2002, 6.00%, 08/01/33	4,200	5,529,006
State of California, GO, Refunding:
Various Purpose, 5.00%, 02/01/38	2,000	2,223,180
Various Purposes, 4.00%, 10/01/44	510	552,835

Security	Par (000)	Value

California (continued)
State of California, GO:
6.00%, 03/01/33	$2,270	$2,306,138
5.50%, 03/01/40	3,650	3,701,063
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 06/01/46	495	495,639

		49,515,703

Connecticut — 0.7%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	585	641,213
Sub-Series B-1, 4.00%, 05/15/45	400	423,140
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	950	1,009,612

		2,073,965

Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,874,826

District of Columbia — 1.0%
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,505	2,676,117

Florida — 6.9%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49(a)	100	104,407
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	3,553,700
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	10,429,631
Series B, AMT, 6.00%, 10/01/32	3,000	3,461,910
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	419,535
Greater Orlando Aviation Authority, RB, Priority Subordinated, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,319,230

		19,288,413

Georgia — 0.6%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	612,408
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	415	444,527
5.00%, 01/01/56	565	652,558

		1,709,493

Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	2,770	2,959,994
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	658,710

		3,618,704

Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	3,000	3,332,430

Illinois — 8.3%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	375	428,329
Project, 5.25%, 12/01/35	1,235	1,362,242

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, 5.00%, 12/01/34	$370	$422,784
Dedicated Revenues, Series F,
5.00%, 12/01/22	505	546,365
5.00%, 12/01/25	550	624,910
Chicago Board of Education, GO, Series C, Series D:
5.00%, 12/01/46	1,635	1,780,247
Refunding Dedicated Revenues, 5.00%, 12/01/26	675	775,183
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 01/01/20(e)	2,585	2,607,929
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	2,400	2,518,296
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,800	1,987,668
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,064,980
Illinois Finance Authority, Refunding RB, OSF Healthcare System, 6.00%, 05/15/39	155	158,360
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,040	1,134,744
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,824,984
State of Illinois, GO:
5.00%, 02/01/39	1,000	1,066,340
Series A, 5.00%, 04/01/38	200	211,580
Series C, 5.00%, 11/01/29	2,655	2,998,132
Series D, 5.00%, 11/01/28	1,585	1,805,283

		23,318,356

Indiana — 0.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	300	333,027
6.75%, 01/15/43	245	269,402

		602,429

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(f)	2,050	2,216,624

Kansas — 3.1%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/39	840	938,750
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	4,915	5,426,947
5.00%, 09/01/39	1,085	1,195,453
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 01/01/20(b)	1,005	1,010,678
5.00%, 01/01/28	150	150,893

		8,722,721

Kentucky — 5.9%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	2,000	2,333,380
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23(b)	3,400	3,840,198
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	8,500	7,813,370

Security	Par (000)	Value

Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
6.45%, 07/01/34	$1,000	$1,070,300
6.60%, 07/01/39	1,395	1,478,909

		16,536,157

Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	1,790	2,020,570
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,634,157
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/21(b)	600	637,836

		4,292,563

Maine — 0.4%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	540	589,907
S/F Housing, Series C, 3.95%, 11/15/43	505	540,623

		1,130,530

Maryland — 0.7%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	260	271,416
5.25%, 07/01/44	260	267,829
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	875	949,996
Maryland Health & Higher Educational Facilities Authority, RB, Patterson Park Public Charter School Issue, Series A, 6.00%, 07/01/40	500	500,425

		1,989,666

Massachusetts — 2.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.25%, 01/01/42	900	1,054,260
5.00%, 01/01/47	1,010	1,151,350
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	235	249,962
International Charter School, 5.00%, 04/15/40	600	649,266
Suffolk University, 4.00%, 07/01/39	1,375	1,482,429
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	35	36,498
Massachusetts HFA, Refunding RB, AMT, Series 182, 3.30%, 12/01/28	1,000	1,039,470

		5,663,235

Michigan — 3.3%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	360	386,453
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	900	966,132
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,250	1,475,775
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,400,079
State of Michigan Housing Development Authority, RB, S/F Housing:
Series A, 4.00%, 06/01/49	875	945,787
Series C, 4.13%, 12/01/38	1,110	1,210,810

		9,385,036

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.4%
City of Otsego Minnesota, Refunding RB, Kaleidoscope Charter School Project, Series A, 5.00%, 09/01/44	$700	$731,605
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(a)	305	329,275
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	460	539,612
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,685	1,685,792
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	615	650,000

		3,936,284

Mississippi — 0.9%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	640,170
Mississippi Development Bank, RB, CAB, Special Obligation, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	1,910	2,012,567

		2,652,737

Missouri — 2.9%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,428,449
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/21(b)	500	532,635
A.T. Still University of Health Sciences, 4.25%, 10/01/23(b)	480	516,941
A.T. Still University of Health Sciences, 5.00%, 10/01/23(b)	750	828,000
Heartland Regional Medical Center, 4.13%, 02/15/43	700	723,093
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,676,895
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 06/01/42	860	1,025,077
5.00%, 06/01/47	1,230	1,454,487

		8,185,577

Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	900	975,888
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	680,832
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	2,535	2,727,761
4.00%, 01/01/44	600	624,072

		5,008,553

Nevada — 0.6%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,500	1,638,360
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	136,004

		1,774,364

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	505	521,463
Series C, AMT, 4.88%, 11/01/42	220	227,676

		749,139

Security	Par (000)	Value

New Jersey — 8.6%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(g)(h)	$1,510	$21,518
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,335	1,456,352
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	990	1,133,362
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	300	333,531
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,930	2,121,977
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	160	179,563
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 07/01/21(b)	770	813,728
5.63%, 07/01/21(b)	2,560	2,747,315
5.00%, 07/01/25	500	547,065
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	1,970	2,010,286
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	939,622
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	950,544
Transportation Program, Series AA, 5.00%, 06/15/38	290	317,205
Transportation Program, Series AA, 5.00%, 06/15/45	1,350	1,475,604
Transportation Program, Series AA, 5.00%, 06/15/46	600	654,978
Transportation System, Series A, 5.50%, 06/15/41	500	523,265
Transportation System, Series A, 5.00%, 06/15/42	395	420,233
Transportation System, Series B, 5.50%, 06/15/31	2,000	2,110,180
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	240	278,282
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	5,269,896

		24,304,506

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	680	782,571

New York — 4.4%
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,100	1,102,629
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	300	301,080
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,400	1,421,308
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,000	963,310
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,825	1,825,803
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(b)	1,250	1,262,863
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	707,430
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,905	1,986,953
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	470	536,782
Consolidated,186th Series, 5.00%, 10/15/44	950	1,077,148

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	$1,160	$1,247,279

		12,432,585

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	720	763,524

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	415	414,983
5.88%, 06/01/47	2,545	2,564,113
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,147,960
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 01/15/34	500	541,170
StoryPoint Fairfield Project, 6.38%, 01/15/43	275	295,056
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	650	717,860
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	50	53,125
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,010	3,192,075

		10,926,342

Oklahoma — 0.9%
City of Oklahoma Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	933,016
5.00%, 10/01/39	280	325,041
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	463,260
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/52	680	816,190

		2,537,507

Oregon — 1.5%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	643,235
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	620	664,070
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	2,485	2,855,141

		4,162,446

Pennsylvania — 9.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	684,693
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	2,785	3,102,685
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	565	607,810
Delaware River Port Authority, RB, 4.50%, 01/01/32	3,000	3,350,970
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(e)	500	388,240
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,610	1,832,051
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	852,128

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	$670	$718,803
Series 128-B, 3.85%, 04/01/38	1,505	1,619,275
Pennsylvania Turnpike Commission, RB:
Series C, 5.00%, 12/01/39	850	971,371
Sub-Series A-1, 5.00%, 12/01/41	2,735	3,143,910
Subordinate, Series A, 4.00%, 12/01/49	710	781,667
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	2,000	2,304,100
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	800	933,768
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	3,825	4,529,871

		25,821,342

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	495	502,722
5.63%, 05/15/43	530	538,279
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,145	2,247,788
5.13%, 07/01/37	615	645,842
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	630	636,502
6.00%, 07/01/44	1,140	1,151,708
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,372	1,415,053
Series A-1, 5.00%, 07/01/58	5,383	5,633,633
Series A-2, 4.33%, 07/01/40	734	743,703
Series A-2, 4.78%, 07/01/58	1,673	1,721,902

		15,237,132

Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,845	1,990,146
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	525	548,856
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,111,450
Series B, 4.50%, 06/01/45	2,725	2,840,022
Series B, 5.00%, 06/01/50	2,000	2,130,600

		8,621,074

South Carolina — 1.6%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38	1,895	2,257,931
State of South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,354,011

		4,611,942

Tennessee — 3.8%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,945	3,306,145
City of Johnson Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	1,200	1,285,788
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	963,830
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,135,000
5.38%, 11/01/28	1,000	1,000,000

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	$1,075	$1,248,043
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	615	654,120
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	945	1,090,634

		10,683,560

Texas — 9.8%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	3,450	3,841,126
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	5,000	2,371,000
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	16,780	7,886,768
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	440	538,270
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	550	306,477
0.00%, 08/15/35	5,450	2,982,512
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	1,031,091
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,140	1,271,168
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	300	323,772
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,080	2,261,750
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,113,310
Texas Transportation Commission, RB, First Tier Toll Revenue(d):
0.00%, 08/01/35	420	239,186
0.00%, 08/01/36	235	126,921
0.00%, 08/01/37	305	155,459
0.00%, 08/01/38	315	151,641
0.00%, 08/01/44	1,370	469,855
0.00%, 08/01/45	1,800	589,230

		27,659,536

Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 04/15/42	600	633,420
The Freedom Academy Foundation Project, 5.25%, 06/15/37(a)	205	218,954
The Freedom Academy Foundation Project, 5.38%, 06/15/48(a)	260	273,941
Utah Housing Corp., RB, S/F Housing, Class III , Series D-2 (FHA), 4.00%, 01/01/36	465	499,964

		1,626,279

Vermont — 0.2%
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 06/15/32	520	555,994

Virginia — 1.7%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	780	860,909

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	$1,030	$1,030,000
Virginia Small Business Financing Authority, RB, AMT:
95 Express Lanes LLC Project, 5.00%, 07/01/49	585	620,609
Covanta Project, 5.00%, 01/01/48(a)(f)	745	785,394
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,440	1,594,008

		4,890,920

Washington — 0.3%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	729,594

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	730	785,283

Wisconsin — 0.7%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	435	446,066
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,505,334

		1,951,400

Total Municipal Bonds — 128.8% (Cost — $322,688,550)		362,184,287

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.5%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(j)	1,182	1,464,194

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(j)	1,769	2,133,157

Connecticut — 1.6%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,560,152

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	2,102	2,264,625

Florida — 1.6%
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	2,120	2,527,146
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	2,042,261

		4,569,407

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,581	1,641,600

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,200	1,297,656

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	719	791,972

Maryland — 1.2%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	2,760	3,343,436

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	$3,018	$3,651,168

Michigan — 1.9%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	2,759	3,025,600
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,290,611

		5,316,211

Minnesota — 2.0%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,582,051

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,906	2,014,615

Nevada — 1.0%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,311	2,807,007

New Jersey — 1.7%
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,779,052
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,861	2,997,199

		4,776,251

New York — 9.2%
City of New York, GO, Refunding, Fiscal 2015, Series B, 4.00%, 08/01/32	1,600	1,741,696
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,650	1,801,916
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(j)	2,145	2,235,133
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	6,000	6,355,920
Series CC, 5.00%, 06/15/47	4,000	4,504,158
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(b)	1,083	1,144,194
5.75%, 02/15/47	666	703,873
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	4,868,728
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	2,360	2,519,489

		25,875,107

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(j)	1,800	1,926,630

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(j)	2,399	2,691,766
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	914	972,077

		3,663,843

Rhode Island — 1.2%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	2,040	2,194,632
3.95%, 10/01/43	1,100	1,184,293

		3,378,925

Security	Par (000)	Value

Texas — 4.4%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	$2,609	$3,143,277
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,160	2,262,017
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,380	2,619,832
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,680	1,838,004
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,409	1,480,199
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	699	739,645
3.75%, 09/01/49	383	405,513

		12,488,487

Washington — 0.8%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	2,213	2,379,044

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.1% (Cost — $90,807,125)		95,925,538

Total Long-Term Investments — 162.9% (Cost — $413,495,675)		458,109,825

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 2.03%(k)(l)	210,354	210,375

Total Short-Term Securities — 0.1% (Cost — $210,375)		210,375

Total Investments — 163.0% (Cost — $413,706,050)		458,320,200

Other Assets Less Liabilities — 2.0%		5,426,727

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(56,696,961)

VMTP Shares at Liquidation Value — (44.8)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$281,149,966

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 1, 2026, is $7,331,722. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

(l)

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	903,538	(693,184)	210,354	$210,375	$7,221	$(56)	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	40	12/19/19	$5,212	$1,967
Long U.S. Treasury Bond	82	12/19/19	13,233	23,358
5-Year U.S. Treasury Note	20	12/31/19	2,384	2,982

				$28,307

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$28,307	$—	$28,307

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss)

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,298,845)	$—	$(2,298,845)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$194,291	$—	$194,291

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$22,231,344

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$458,109,825	$—	$458,109,825
Short-Term Securities	210,375	—	—	210,375

	$210,375	$458,109,825	$—	$458,320,200

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$28,307	$—	$—	$28,307

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(56,445,624)	$—	$(56,445,624)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(182,345,624)	$—	$(182,345,624)

.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 128.2%

Alabama — 1.4%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,949,524
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a):
4.50%, 05/01/32	180	197,368
5.25%, 05/01/44	230	262,147

		2,409,039

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	1,045	1,047,612

Arizona — 4.3%
Arizona IDA, RB:
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39(a)	250	278,610
Great Lakes Senior Living Communities LLC Project Second Tier, Series B, 5.13%, 01/01/54	280	309,019
Great Lakes Senior Living Communities LLC Project, Series A, 4.50%, 01/01/49	500	535,500
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.13%, 07/01/37	360	396,544
5.38%, 07/01/50	925	1,015,909
Arizona Industrial Development Authority, Refunding RB, Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	855	918,543
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 07/01/33	870	899,728
Legacy Traditional Schools Projects, 5.00%, 07/01/46(a)	1,255	1,332,082
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.00%, 07/01/35	125	136,000
5.00%, 07/01/46	135	142,830
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	375	427,444
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	972,370

		7,364,579

California — 7.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,040	1,080,196
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	70	78,483
5.25%, 08/15/49	175	194,378
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(a)(c)	1,265	736,787
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	2,045	2,084,285
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	192,015
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	140	140,036
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.(d):
5.60%, 06/01/36	2,000	2,021,180
5.70%, 06/01/46	1,000	1,010,980

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$535	$550,702
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 08/01/38(c)	3,725	2,256,195
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	400,628
Sub-Series I-1, 6.38%, 11/01/19(b)	400	400,000
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	375	375,161
5.13%, 06/01/46	1,005	1,006,297

		12,527,323

Colorado — 4.1%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	275	290,664
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 5.00%, 01/01/40	3,940	3,963,601
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,755,375
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,058,310

		7,067,950

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	515	544,793
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	860	970,372

		1,515,165

Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	781,178
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,303,907

		3,085,085

District of Columbia — 0.6%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(b)	260	304,088
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	750	789,248

		1,093,336

Florida — 6.3%
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement:
Revenue Bond, Series A-1, 5.13%, 05/01/39	210	225,929
Series A-2, 4.60%, 05/01/31	515	545,143
Capital Trust Agency, Inc., RB, Paragon Academy of Technology and Sunshine, Series A, 5.75%, 06/01/54(a)	450	471,515
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, AMT(a):
5.00%, 10/01/34	120	132,914
5.00%, 10/01/49	560	607,090
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/20(b)	1,950	2,017,295
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(e)	740	768,090

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds, Northeast Sector Project — Phase 1B, Village of Lakewood Ranch Sector Projects:
4.75%, 05/01/29	$270	$293,930
5.30%, 05/01/39	310	346,010
5.45%, 05/01/48	550	607,569
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.00%, 05/01/21	100	101,210
4.25%, 05/01/26	100	104,886
5.13%, 05/01/46	380	404,115
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	1,080	1,201,640
Tolomato Community Development District, Refunding, Special Assessment Bonds(d):
Convertible CAB, Series A4, 6.61%, 05/01/40	120	105,625
Series 2015-2, 6.61%, 05/01/40	310	224,725
Tolomato Community Development District(f)(g):
Series 1, 6.61%, 05/01/40(d)	505	447,470
Series 3, 6.61%, 05/01/40	340	3
Series 3, 6.65%, 05/01/40	275	3
Trout Creek Community Development District, Special Assessment Bonds:
5.00%, 05/01/28	160	172,627
5.50%, 05/01/49	570	610,607
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	780	836,230
West Villages Improvement District, Special Assessment Bonds:
4.75%, 05/01/39	220	231,856
5.00%, 05/01/50	450	472,131

		10,928,613

Georgia — 2.7%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	240	282,626
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,270	1,711,859
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	865	926,545
4.00%, 01/01/59	1,640	1,749,306

		4,670,336

Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	45	45,064

Illinois — 10.7%
Chicago Board of Education, GO, Dedicated Revenues:
Series H, 5.00%, 12/01/36	935	1,067,966
Project, Series C, 5.25%, 12/01/35	795	876,909
Chicago Board of Education, GO, Refunding, Dedicated Revenue:
Series C, 5.00%,12/01/25	350	397,670
Series C, 5.00%, 12/01/27	415	481,620
Series C, 5.00%, 12/01/34	940	1,074,100
Series F, 5.00%, 12/01/22	325	351,621
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	290	330,936
5.00%, 12/01/46	745	796,152
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	595	705,825
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.75%, 01/01/21(b)	2,100	2,208,129
5.75%, 01/01/39	400	418,420

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$360	$383,393
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	376,086
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	1,500	1,772,220
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	200	223,876
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	1,790	1,827,572
Series B, 5.00%, 06/15/52	225	243,621
Series B-2, 5.00%, 06/15/50	1,400	1,414,168
State of Illinois, GO:
5.00%, 05/01/27	500	547,765
5.00%, 01/01/28	1,005	1,118,505
5.00%, 03/01/37	755	788,530
Series A, 5.00%, 01/01/33	555	580,352
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	475	527,240

		18,512,676

Indiana — 5.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	365	423,280
7.00%, 01/01/44	885	1,006,165
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	1,025	1,053,710
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	135	149,862
6.75%, 01/15/43	200	219,920
6.88%, 01/15/52	560	615,395
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,371,185
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	160	173,530
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	520	562,084
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	2,190	2,385,918
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	489,740
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	560	603,131

		9,053,920

Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	825	892,056
Midwestern Disaster Area, 5.25%, 12/01/25	660	707,645
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	70	71,539

		1,671,240

Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	460	517,781
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(d)	565	612,392

		1,130,173

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
S/F Housing, University of Louisiana Monroe Project, 5.00%, 07/01/54(a)	$445	$482,046
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,135	1,185,156
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	350	357,893
5.25%, 05/15/31	300	314,010
5.25%, 05/15/32	380	408,413
5.25%, 05/15/33	415	445,743
5.25%, 05/15/35	945	1,039,424

		4,232,685

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	970	1,033,971

Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	970	995,453
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	660,518

		1,655,971

Massachusetts — 3.3%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	860	980,357
Boston Medical Center, Series D, 5.00%, 07/01/44	1,000	1,124,150
North Hill Communities Issue, Series A, 6.50%, 11/15/23(a)(b)	1,000	1,206,700
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	1,064,401
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	580,795
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	645	674,083

		5,630,486

Michigan — 2.2%
City of Detroit Michigan, GO:
5.00%, 04/01/34	140	155,827
5.00%, 04/01/35	140	155,243
5.00%, 04/01/36	95	104,954
5.00%, 04/01/37	155	170,572
5.00%, 04/01/38	70	76,711
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,970	2,148,206
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	410	442,890
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	500	588,220

		3,842,623

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,940	2,142,730
5.25%, 02/15/58	655	777,812
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 09/01/36	690	765,079

		3,685,621

Security	Par (000)	Value

Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	$85	$92,787
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	330	359,951
4.75%, 11/15/47	365	396,284
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	115	124,235

		973,257

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	285	310,602

New Jersey — 10.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	513,423
5.25%, 11/01/44	1,160	1,252,127
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	505	511,484
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,520,333
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,444,275
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	785	920,530
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	656,513
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,535	2,956,342
Transportation Program, Series AA, 5.00%, 06/15/45	585	639,428
Transportation System, Series B, 5.25%, 06/15/36	845	885,332
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	270,336
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	730	875,584
5.00%, 06/01/46	1,700	1,937,422
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	2,825	3,121,060

		17,504,189

New York — 20.6%
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,830	3,003,394
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
5.00%, 06/01/42	1,505	1,505,000
5.00%, 06/01/45	555	554,983
6.25%, 06/01/41(a)	900	913,698
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,000	1,071,380
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	410	409,971
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	910	910,400
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	4,030	4,270,148
5.75%, 02/15/47	2,480	2,605,265

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	$1,125	$1,289,295
5.25%, 11/15/39	400	458,016
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,643,296
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(b)	420	424,322
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,355	2,588,899
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	160	176,858
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	395	443,960
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,406,968
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,115,720
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	760,404
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(a)	410	481,951
State of New York Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/50	1,500	1,661,475
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	1,690	1,759,020

		35,454,423

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	260	282,480

Ohio — 5.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	2,295	2,294,908
5.88%, 06/01/47	1,100	1,108,261
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,650	2,712,036
County of Hamilton Ohio, RB, Cincinnati Children’s Hospital Medical Center, 5.00%, 11/15/49	1,150	1,690,903
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	400	441,760
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,220	1,355,042

		9,602,910

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	1,450	1,709,477
5.25%, 08/15/43	1,305	1,549,296
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	1,047,766

		4,306,539

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	625	319,031

Security	Par (000)	Value

Pennsylvania — 3.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	$470	$524,882
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	300	324,867
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(h)	2,500	2,694,100
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	465	529,133
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	757,447
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,190	1,260,626
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	591,542

		6,682,597

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	820	832,808
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	395	399,076
6.00%, 07/01/44	715	722,343
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.25%, 07/01/42	2,250	2,351,543
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,374	1,417,116
Series A-1, 5.00%, 07/01/58	2,503	2,619,540
Series A-2, 4.33%, 07/01/40	750	759,915
Series A-2, 4.78%, 07/01/58	1,000	1,029,230

		10,131,571

Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	420	466,809
Series B, 4.50%, 06/01/45	1,875	1,954,144
Series B, 5.00%, 06/01/50	1,360	1,448,808

		3,869,761

South Carolina — 3.0%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,110	1,307,103
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,840	2,084,812
Series E, 5.00%, 12/01/48	420	465,263
Series E, 5.50%, 12/01/53	750	846,420
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	498,856

		5,202,454

Tennessee — 1.9%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	490	548,163
5.63%, 01/01/46	570	631,406
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	290	313,577
5.25%, 10/01/58	1,430	1,734,304

		3,227,450

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 7.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	$730	$771,595
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	210	247,080
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	5,200	2,592,824
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(b):
6.00%, 08/15/20	1,390	1,441,852
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(c)	3,000	1,837,470
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	430	465,948
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 08/15/35	135	152,913
5.75%, 08/15/45	275	311,597
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	2,095,443
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,132,564
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	518,885
Texas Transportation Commission, RB, First Tier Toll Revenue, 0.00%, 08/01/43(c)	2,205	799,974

		12,368,145

Virginia — 2.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	260	280,938
5.13%, 03/01/31	510	562,806
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series A:
4.38%, 01/01/39	345	372,655
5.00%, 01/01/34	235	260,145
5.00%, 01/01/49	455	491,932
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,025	1,025,000
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	240	257,909
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	1,540	1,704,703

		4,956,088

Washington — 0.9%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	350	394,005
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,020	1,143,359

		1,537,364

Wisconsin — 1.0%
Public Finance Authority, RB(a):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	290	326,607
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	290	325,186
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48	315	318,232

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	$695	$786,795

		1,756,820

Total Municipal Bonds — 128.2% (Cost — $204,108,515)		220,689,149

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.2%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,700	3,141,855
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	495	590,075

		3,731,930

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(j)	1,810	1,935,487

Georgia — 0.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,111,797

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	2,120	2,349,744

Illinois — 2.5%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,340	2,520,250
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,709,041

		4,229,291

Iowa — 1.8%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,815	1,924,009
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series B, AMT, 3.00%, 12/01/39	1,170	1,156,650

		3,080,659

Massachusetts — 5.7%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,130	2,264,041
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,586,256

		9,850,297

Michigan — 1.3%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	2,000	2,193,560

New York — 2.4%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,390	2,610,047
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	1,215	1,444,866

		4,054,913

North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,382,287
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,199	1,280,248

		2,662,535

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$1,680	$2,019,729

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,447	2,665,270

Texas — 8.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	11,000	12,108,467
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(j):
5.00%, 08/15/19(b)	523	523,282
5.00%, 08/15/38	400	400,266
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,246,834

		14,278,849

Virginia — 3.3%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	2,224	2,770,175
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	2,996,851

		5,767,026

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	2,092,373

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.0% (Cost — $58,430,620)		62,023,460

Total Long-Term Investments — 164.2% (Cost — $262,539,135)		282,712,609

Security	Value

Total Investments — 164.2% (Cost — $262,539,135)	$282,712,609

Other Assets Less Liabilities — 0.5%	799,779

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.8)%	(35,753,460)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.9)%	(75,604,458)

Net Assets Applicable to Common Shares — 100.0%	$172,154,470

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to February 15, 2031, is $4,198,575. See Note 4 of the Notes to Financial Statements for details.

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	393,555	(393,555)	—	$—	$2,903	$353	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	11	12/19/19	$1,433	$2,205
Long U.S. Treasury Bond	36	12/19/19	5,810	32,679
5-Year U.S. Treasury Note	7	12/31/19	834	2,053

				$36,937

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$36,937	$—	$36,937

(a)

Net cumulative unrealized appreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation is included in accumulated earnings (loss).

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,169,902)	$—	$(1,169,902)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$97,459	$—	$97,459

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,522,277

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$282,712,609	$—	$282,712,609

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$36,937	$—	$—	$36,937

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(35,624,430)	$—	$(35,624,430)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(111,624,430)	$—	$(111,624,430)

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.0%

Alabama — 3.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,555	$1,755,315
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,591,020
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,761,491
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,133,214
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,975,311
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	4,080	4,258,459

		20,474,810

Arizona — 4.1%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(b)	3,400	3,608,828
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,968,890
5.00%, 12/01/37	7,460	10,005,352

		26,583,070

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	4,985	5,277,968

California — 9.6%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,230	6,476,468
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	6,230	6,470,790
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,465	2,782,295
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	290	325,142
5.25%, 08/15/49	715	794,172
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	2,970	3,166,020
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/41	1,030	1,158,019
5.00%, 12/01/46	885	989,032
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	11,690	11,914,565
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	801,180
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 06/01/41	5,000	2,587,850
0.00%, 06/01/42	6,000	2,963,760
0.00%, 06/01/43	5,000	2,306,600
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	4,335	4,462,232
5.25%, 06/01/47	1,070	1,107,439
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/34	3,500	2,411,290
0.00%, 08/01/36	4,000	2,600,560
State of California, GO, Various Purposes, 6.00%, 03/01/33	4,970	5,049,122
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,687,152
Sub-Series I-1, 6.38%, 11/01/19(a)	2,315	2,315,000

		62,368,688

Security	Par (000)	Value

Colorado — 1.3%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	$3,485	$4,468,606
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health:
Series A, 4.00%, 08/01/44	615	662,865
Series A-2, 4.00%, 08/01/49	2,950	3,154,524

		8,285,995

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,713,117

Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,317,493
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,280	2,599,816
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,367,582

		15,284,891

District of Columbia — 5.7%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	865	1,040,353
Georgetown University Issue, 5.00%, 04/01/42	710	839,781
Kipp Charter School, Series A, 6.00%, 07/01/23(a)	1,480	1,730,964
The Catholic University of America Issue, 5.00%, 10/01/48	4,590	5,409,544
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	23,035	23,835,005
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,990	4,262,557

		37,118,204

Florida — 2.3%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,982,949
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(a)	2,280	2,366,982
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	5,885	6,547,827
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	3,395	2,749,950

		14,647,708

Georgia — 3.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	7,225	7,836,813
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,010	1,189,386
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/19(a)	1,650	1,652,029
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Mortgage Bonds, Series A, 3.60%, 12/01/44	2,905	3,005,774
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	990	1,282,466
5.00%, 05/15/36	990	1,291,178
5.00%, 05/15/37	1,085	1,424,117
5.00%, 05/15/38	600	788,628
5.00%, 05/15/49	1,990	2,682,361
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	3,145	3,319,705

		24,472,457

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	$2,660	$2,730,197

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,770,551

Illinois — 15.4%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	920	1,050,833
Project, 5.25%, 12/01/35	2,905	3,204,302
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/25	1,280	1,454,336
Series D, 5.00%, 12/01/25	1,650	1,874,730
Series F, 5.00%, 12/01/22	1,250	1,352,388
Series G, 5.00%, 12/01/34	915	1,048,361
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	1,060	1,209,630
5.00%, 12/01/46	2,745	2,933,472
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(a)	11,385	12,069,352
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,188,534
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	2,000	2,138,780
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,638,658
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	405	452,640
5.00%, 02/15/50	205	228,751
Illinois Finance Authority, Refunding RB(a):
Ascension Health, Series A, 5.00%, 11/15/21	1,895	2,027,991
Central Dupage Health, Series B, 5.50%, 11/01/19	3,160	3,160,000
Metropolitan Pier & Exposition Authority, Refunding RB, Mccormick Place Expansion Project:
Series B (AGM), 0.00%, 06/15/43(c)	10,455	4,617,555
Series B (AGM), 5.00%, 06/15/50	14,710	15,018,763
Series B-2, 5.00%, 06/15/50	3,905	3,944,519
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	885	943,401
6.00%, 06/01/21	2,245	2,410,052
State of Illinois, GO,
5.00%, 02/01/39	2,990	3,188,357
Series A, 5.00%, 04/01/38	9,030	9,552,837
State of Illinois, GO, Refunding:
Series A, 5.00%, 10/01/30	10,400	11,890,424
Series B, 5.00%, 10/01/28	1,965	2,263,032
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,455	6,234,956
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,910	2,120,062

		100,216,716

Indiana — 3.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,525	1,768,497
7.00%, 01/01/44	3,680	4,183,829
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	6,727,876
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	880	954,413

Security	Par (000)	Value

Indiana (continued)
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	$2,905	$3,140,102
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	790	860,673
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,740,344

		20,375,734

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,515	5,963,259
Midwestern Disaster Area, 5.25%, 12/01/25	2,125	2,278,404
Midwestern Disaster Area, 5.88%, 12/01/26(b)	805	839,317
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	275	281,045

		9,362,025

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	1,915	2,155,543
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,515	2,928,215
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,325	2,520,021

		7,603,779

Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	6,823,782
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(f):
2.10%, 06/01/37	910	914,423
2.20%, 06/01/37	955	959,317
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,980	2,024,649
5.25%, 05/15/31	1,690	1,768,923
5.25%, 05/15/32	2,160	2,321,503
5.25%, 05/15/33	2,345	2,518,717
5.25%, 05/15/35	985	1,083,421

		18,414,735

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,440	1,474,646
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	999,852
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	4,295	4,545,871

		7,020,369

Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,665	9,448,836
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,870	3,050,581
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 05/15/36	1,210	1,236,668
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,710	1,847,176

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	$2,000	$2,439,340
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,120	2,494,053

		20,516,654

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,030	2,242,135
5.25%, 02/15/53	4,060	4,820,844

		7,062,979

Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	540,347
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	2,035	2,052,195
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	480	518,549

		3,111,091

Nebraska — 1.3%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,610	1,754,626
5.00%, 09/01/42	2,815	3,052,361
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	3,280	3,302,304
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	600	604,098

		8,713,389

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	3,055	3,154,593
Series C, AMT, 4.88%, 11/01/42	1,585	1,640,301

		4,794,894

New Jersey — 14.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,545,319
5.25%, 11/01/44	2,980	3,216,672
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	2,115	2,142,157
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(d)(e)	3,680	52,440
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	3,830	4,178,147
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	2,035	2,329,688
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,285	2,569,368
Series EEE, 5.00%, 06/15/48	7,320	8,333,308
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	2,905	3,321,780
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	8,000	9,450,640

Security	Par (000)	Value

New Jersey (continued)
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	$3,035	$3,288,301
Series E, 5.00%, 01/01/45	5,095	5,838,259
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/50	3,010	3,128,353
Series BB, 5.00%, 06/15/50	6,455	7,351,664
Transportation Program, Series AA, 5.00%, 06/15/44	1,320	1,433,573
Transportation Program, Series AA, 5.00%, 06/15/44	2,445	2,627,030
Transportation System, Series A, 5.50%, 06/15/41	8,000	8,372,240
Transportation System, Series B, 5.25%, 06/15/36	4,810	5,039,581
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	1,070	1,243,779
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	14,320	15,820,736

		93,283,035

New York — 10.2%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,805	5,158,167
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	840	842,310
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	3,600	3,654,792
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	9,395	9,962,364
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,655	1,797,846
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,317,626
5.25%, 11/15/39	1,650	1,889,316
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(b):
Class 1, 5.00%, 11/15/44	7,830	8,607,675
Class 2, 5.15%, 11/15/34	660	729,538
Class 2, 5.38%, 11/15/40	1,655	1,860,137
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	7,176,220
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	1,165	1,287,465
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,585	2,696,207
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,636,075
6.00%, 12/01/42	1,960	2,041,634
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,535	4,298,136
State of New York Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/50	5,805	6,429,908

		66,385,416

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	1,130	1,227,700

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,885	2,225,544

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	$5,550	$5,591,680
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,280	1,401,242
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	940,672
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	1,480	1,634,512
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,585	1,760,444

		11,328,550

Oklahoma — 1.8%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,065	4,483,695
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,350	2,776,243
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,845	4,287,944

		11,547,882

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(b):
5.00%, 05/01/28	460	489,302
5.13%, 05/01/32	470	518,025
5.38%, 05/01/42	870	963,508
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,240	1,342,784
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,135	1,220,999
5.00%, 09/01/43	2,505	2,960,083
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,660	1,877,825
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,734,759
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,451,485

		15,558,770

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,365	1,386,294
5.63%, 05/15/43	1,360	1,381,243
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	4,920	5,155,766
5.13%, 07/01/37	1,410	1,480,712
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	1,455	1,470,016
6.00%, 07/01/44	2,630	2,657,010
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	3,143	3,241,627
Series A-1, 5.00%, 07/01/58	12,512	13,094,559
Series A-2, 4.33%, 07/01/40	1,659	1,680,932
Series A-2, 4.78%, 07/01/58	3,216	3,310,004

		34,858,163

Security	Par (000)	Value

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$3,060	$3,440,756
Series B, 4.50%, 06/01/45	5,175	5,393,437
Series B, 5.00%, 06/01/50	5,765	6,141,454

		14,975,647

South Carolina — 5.6%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	5,115	5,892,122
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,075	7,083,146
State of South Carolina Ports Authority, ARB, AMT:
5.25%, 07/01/25(a)	435	523,879
5.25%, 07/01/55	2,090	2,414,410
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,670,248
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	2,805	3,201,318
Series E, 5.25%, 12/01/55	3,335	3,869,034

		36,654,157

Tennessee — 1.1%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	2,660	2,986,143
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	315	339,274
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,350	1,567,309
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	1,925	2,334,640

		7,227,366

Texas — 13.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	4,210	4,449,886
Sub-Lien, 5.00%, 01/01/33	700	762,867
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	439,239
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,804,146
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	503,116
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(a):
7.00%, 01/01/23	880	1,035,382
County of Harris Texas-Houston Sports Authority, Refunding RB(c):
3rd Lien, Series A (NPFGC), 0.00%, 11/15/24(a)	6,000	2,579,160
3rd Lien, Series A (NPFGC), 0.00%, 11/15/37	20,120	8,043,372
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,703,650
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	5,965,436
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 09/15/40	9,780	4,023,590
0.00%, 09/15/41	5,420	2,112,011
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	9,025	10,762,944

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	$355	$390,784
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic Center, Series A, 5.00%, 08/15/46(b)	1,980	2,014,729
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,035	6,070,448
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	3,082,722
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,226,620
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,140,596
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,310	2,716,768
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,925	15,609,647

		87,437,113

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/47	1,830	2,130,303
5.00%, 07/01/48	1,735	2,045,305

		4,175,608

Virginia — 1.4%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,465	1,576,867
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,155	3,444,250
6.00%, 01/01/37	3,790	4,195,341

		9,216,458

Washington — 1.7%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,980	3,478,703
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,475	1,660,452
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,420	4,954,555
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	685	737,786

		10,831,496

Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,641,902

Total Municipal Bonds — 129.0% (Cost — $772,587,669)		837,494,828

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 3.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(i)	6,196	6,894,195
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	18,540,000

		25,434,195

Security	Par (000)	Value

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(i)	$4,475	$5,395,363

Florida — 1.0%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(a)	6,629	6,857,794

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(a)	5	5,895
4.00%, 02/15/41	2,800	3,047,668

		3,053,563

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,153	4,480,580
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	9,088	10,840,359
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,721,404

		20,042,343

New York — 12.0%
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(i)	16,395	17,399,522
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(a)	1,938	2,046,473
5.75%, 02/15/47	1,192	1,258,928
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	22,574,671
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	12,611	13,672,758
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	5,070	6,029,193
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,155	14,827,790

		77,809,335

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,810,293

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,593,022

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,137	3,278,638

Texas — 4.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	4,900	5,393,772
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,086,705
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,140	4,307,711
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	5,505	5,782,287
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,003	6,547,804

		29,118,279

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$5,575	$6,005,495

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.0% (Cost — $177,948,803)		188,398,320

Total Long-Term Investments — 158.0% (Cost — $950,536,472)		1,025,893,148

Total Investments — 158.0% (Cost — $950,536,472)		1,025,893,148

Other Assets Less Liabilities — 0.8%		5,419,711

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.1)%		(111,138,434)

VMTP Shares at Liquidation Value — (41.7)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$649,374,425

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to June 1, 2026, is $27,564,184. See Note 4 of the Notes to Financial Statements for details.

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	18,183,806	(18,183,806)	—	$—	$52,626	$(881)	$1,729

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	57	12/19/19	$7,427	$23,421
Long U.S. Treasury Bond	160	12/19/19	25,820	241,799
5-Year U.S. Treasury Note	24	12/31/19	2,861	14,378

				$279,598

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$—	$—	$279,598	$—	$279,598

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Municipal Income Trust (BFK)

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,305,816)	$—	$(4,305,816)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	—	$492,808	$—	$492,808

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$41,669,949

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,025,893,148	$—	$1,025,893,148

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$279,598	$—	$—	$279,598

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(110,634,379)	$—	$(110,634,379)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(381,434,379)	$—	$(381,434,379)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) October 31, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.4%

Alabama — 1.9%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,347,611
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	683,650

		2,031,261

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	70	70,085

Arizona — 1.5%
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	230	262,165
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,341,200

		1,603,365

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	835	884,073

California — 9.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,010	1,049,036
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	400	451,488
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	45	50,453
5.25%, 08/15/49	115	127,734
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	506,350
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(b)	500	554,040
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	1,875	1,911,019
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	128,010
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	350	350,137
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	880	905,828
State of California, GO, Various Purposes, 6.00%, 03/01/33	800	812,736
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	270,847
Sub-Series I-1, 6.38%, 11/01/19(a)	375	375,000
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	915	1,043,274
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	1,225	1,225,527
5.13%, 06/01/46	605	605,780

		10,367,259

Security	Par (000)	Value

Colorado — 1.7%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	$1,325	$1,500,563
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	320	327,491

		1,828,054

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	930	983,801

Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	854,088
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,244,521

		2,098,609

District of Columbia — 0.7%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	690	726,108

Florida — 1.7%
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,056,999
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	705	755,823

		1,812,822

Georgia — 3.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	160	188,418
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/19(a)	265	265,326
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	780	1,051,378
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	535	573,065
4.00%, 01/01/59	1,010	1,077,316

		3,155,503

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	425	436,216

Illinois — 17.0%
Chicago Board of Education, GO, Project, 5.25%, 12/01/35	490	540,485
Chicago Board of Education, GO, Refunding Dedicated Revenues,
Series D, 5.00%, 12/01/27	280	324,948
Series D, 5.00%, 12/01/31	150	172,299
Series F, 5.00%, 12/01/22	205	221,792
Series F, 5.00%, 12/01/25	215	244,283
Series G, 5.00%, 12/01/44	150	169,413
Chicago Board of Education, GO, Series C:
5.00%, 12/01/46	175	199,703
5.00%, 12/01/46	460	491,584
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(a)	645	677,289
5.63%, 01/01/35	155	162,173
Series A, 5.75%, 01/01/21(a)	1,260	1,324,877
Series A, 5.75%, 01/01/39	240	251,052
Series C, 6.50%, 01/01/21(a)	1,855	1,966,504

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$330	$351,443
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	500	534,695
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	263,260
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/21(a)	305	326,405
Presence Health Network, Series C, 5.00%, 02/15/41	1,600	1,890,368
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	2,980	1,253,448
Series B (AGM), 5.00%, 06/15/50	1,280	1,306,867
Series B-2, 5.00%, 06/15/50	795	803,045
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	175	186,548
6.00%, 06/01/21	940	1,009,109
State of Illinois, GO, 5.00%, 03/01/37	455	475,207
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	225	256,948
State of Illinois, GO, Series A:
5.00%, 04/01/35	1,000	1,059,670
5.00%, 04/01/38	1,135	1,200,716
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	310	344,094

		18,008,225

Indiana — 4.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	245	284,119
7.00%, 01/01/44	1,090	1,239,232
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,088,411
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	140	151,838
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	465	502,633
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	125	136,183
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	350	366,317
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	440,216

		4,208,949

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	890	962,339
Midwestern Disaster Area, 5.25%, 12/01/25	145	155,468
Midwestern Disaster Area, 5.88%, 12/01/26(b)	130	135,542
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	45	45,989

		1,299,338

Kentucky — 5.0%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	325	365,823
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(c)	5,000	4,480,250
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	375	406,455

		5,252,528

Security	Par (000)	Value

Louisiana — 2.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,055	$1,101,620
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	320	327,216
5.25%, 05/15/31	270	282,609
5.25%, 05/15/32	345	370,796
5.25%, 05/15/33	375	402,780
5.25%, 05/15/35	160	175,987

		2,661,008

Maryland — 1.4%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	135	138,542
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	660,519
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	690	730,303

		1,529,364

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	540	615,573
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	675,810

		1,291,383

Michigan — 3.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,925	2,099,135
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	465	494,258
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	240	245,405
5.50%, 05/15/36	195	199,298
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	275	297,060

		3,335,156

Minnesota — 1.7%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,190	1,314,355
5.25%, 02/15/58	400	475,000

		1,789,355

Missouri — 1.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	87,329
County of St. Louis Missouri IDA, Refunding RB, Friendship Village St. Louis Obligated Group, 5.00%, 09/01/37	500	573,245
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	330	332,788
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	80	86,425

		1,079,787

Nebraska — 1.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	260	283,356
5.00%, 09/01/42	455	493,365

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska (continued)
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	$720	$724,896

		1,501,617

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	490	505,974
Series C, AMT, 4.88%, 11/01/42	285	294,944

		800,918

New Jersey — 10.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	345,885
5.25%, 11/01/44	610	658,446
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	340	344,366
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(f)(g)	645	9,191
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,090	1,175,292
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 09/15/29	145	158,181
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 01/01/43	500	562,225
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	775	913,725
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	705	826,718
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	500	587,850
Transportation System,
Series A, 5.50%, 06/15/41	575	601,755
Series AA, 5.00%, 06/15/45	415	453,612
Series B, 5.25%, 06/15/36	790	827,707
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(a)	165	182,605
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	450	539,743
5.00%, 06/01/46	1,065	1,213,738
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	1,755	1,938,924

		11,339,963

New York — 8.2%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	770	826,595
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	500	556,830
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	600	609,132
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	270	293,831
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	859,530

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(a)	$385	$388,961
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	1,365	1,500,572
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	105	116,063
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	265	297,847
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,115,720
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	428,036
6.00%, 12/01/42	395	411,452
State of New York Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/50	1,205	1,334,718

		8,739,287

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	185	200,995

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	1,045	1,052,848
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	210	229,891
County of Hamilton Ohio, RB, Cincinnati Children’s Hospital Medical Center, 5.00%, 11/15/49	710	1,043,949
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	250	276,100

		2,602,788

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	390	460,738
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	662,641

		1,123,379

Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	395	201,628
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project (AGM), 5.00%, 07/01/44	715	772,386

		974,014

Pennsylvania — 5.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(b):
5.00%, 05/01/28	100	106,370
5.13%, 05/01/32	100	110,218
5.38%, 05/01/42	145	160,584
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	200	216,578
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(h)	2,500	2,694,100

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	$650	$735,293
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	601,572
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	504,965
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	392,465

		5,522,145

Puerto Rico — 5.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	395	401,170
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	830	869,774
5.13%, 07/01/37	240	252,036
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	245	247,528
6.00%, 07/01/44	440	444,519
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	528	544,569
Series A-1, 5.00%, 07/01/58	2,091	2,188,357
Series A-2, 4.33%, 07/01/40	282	285,728
Series A-2, 4.78%, 07/01/58	567	583,573

		5,817,254

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	830	865,034
5.00%, 06/01/50	1,580	1,683,174

		2,548,208

South Carolina — 4.6%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	680	800,748
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(a)	1,040	1,067,716
AMT, 5.25%, 07/01/25(a)	70	84,302
AMT, 5.25%, 07/01/55	335	386,999
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,235	1,399,317
Series E, 5.50%, 12/01/53	500	564,280
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	540	626,470

		4,929,832

Tennessee — 0.5%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	440	493,948

Texas — 10.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	680	718,746
Sub-Lien, 5.00%, 01/01/33	115	125,328
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	135	150,640
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	230	263,658

Security	Par (000)	Value

Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	$145	$170,603
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(c)	4,750	2,252,450
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	4,485	2,236,311
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(a):
6.00%, 08/15/20	1,270	1,317,376
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(c)	640	319,475
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	565	626,415
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	650	757,874
Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	450	497,223
Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	518,885
Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	277,189
Texas Transportation Commission, RB, First Tier Toll Revenue(c):
CAB, 0.00%, 08/01/42	855	330,150
0.00%, 08/01/40	500	216,105

		10,778,428

Virginia — 2.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	165	178,287
5.13%, 03/01/31	320	353,133
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	250	272,920
6.00%, 01/01/37	1,320	1,461,174

		2,265,514

Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	235	264,547
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	715	801,472

		1,066,019

Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	425	481,134

Total Municipal Bonds — 120.4% (Cost — $117,260,370)		127,637,692

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 7.4%
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	2,970	2,970,000
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,000	2,327,300

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	$2,160	$2,594,030

		7,891,330

Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(j)	1,130	1,208,343
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,271,969

		2,480,312

District of Columbia — 0.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	520	560,264

Georgia — 1.1%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,111,797

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,330	1,474,132

Illinois — 2.2%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,997	2,277,661

Iowa — 2.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,125	1,192,568
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series B, AMT, 3.00%, 12/01/39	1,155	1,141,821

		2,334,389

Massachusetts — 2.1%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,350	1,434,956
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	768,228

		2,203,184

Michigan — 3.4%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,248	1,368,913
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,117	2,254,560

		3,623,473

New York — 8.4%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,460	1,594,422
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(a)(j)	310	326,913
5.75%, 02/15/47(j)	190	201,107
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,651,546
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,030	2,201,086
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	810	963,244

		8,938,318

North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	937,144

Security	Par (000)	Value

North Carolina (continued)
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	$745	$795,167

		1,732,311

Pennsylvania — 4.2%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,203,217
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,658,076
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,280	1,544,410

		4,405,703

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,532	1,667,838

Texas — 3.8%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	780	858,600
County of Harris Texas, RB, Toll Road, Senior Lien, Series A:
5.00%, 08/15/19(a)(j)	527	528,221
5.00%, 08/15/38(j)	404	404,043
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,150,924
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	975	1,064,018

		4,005,806

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	1,413	1,759,435

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,161	1,284,207

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1% (Cost — $45,102,758)		47,750,160

Total Long-Term Investments — 165.5% (Cost — $162,363,128)		175,387,852

	Shares

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 2.03%(k)(l)	1,074,497	1,074,604

Total Short-Term Securities — 1.0% (Cost — $1,074,604)		1,074,604

Total Investments — 166.5% (Cost — $163,437,732)		176,462,456

Liabilities in Excess of Other Assets — (0.8)%		(865,705)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.2)%		(26,722,778)

VMTP Shares, at Liquidation Value — (40.5)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$105,973,973

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD)

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to February 15, 2031, is $4,241,616. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.
(l)

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,074,497	1,074,497	$1,074,604	$1,755	$(52)	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	8	12/19/19	$1,042	2,094
Long U.S. Treasury Bond	24	12/19/19	3,873	21,786
5-Year U.S. Treasury Note	7	12/31/19	834	519

				$24,399

Derivative Financial Instruments Categorized by Risk Exposure

As of the period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$24,399	$—	$24,399

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(755,453)	$—	$(755,453)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$67,242	$—	$67,242

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock Strategic Municipal Trust (BSD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,918,773

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$175,387,852	$—	$175,387,852
Short-Term Securities	1,074,604	—	—	1,074,604

	$1,074,604	$175,387,852	$—	$176,462,456

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$24,399	$—	$—	$24,399

	$24,399	$—	$—	$24,399

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,609,583)	$—	$(26,609,583)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(69,509,583)	$—	$(69,509,583)

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

October 31, 2019

	BKN	BTA	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$458,109,825	$282,712,609	$1,025,893,148	$175,387,852
Investments at value — affiliated(b)	210,375	—	—	1,074,604
Cash pledged for futures contracts	188,050	69,600	373,800	47,600
Receivables:
Investments sold	1,167,413	516,637	33,103	16,752
Dividends — affiliated	816	522	2,340	579
Interest — unaffiliated	5,555,332	3,974,271	14,574,081	2,342,959
Prepaid expenses	18,099	20,864	19,631	27,015

Total assets	465,249,910	287,294,503	1,040,896,103	178,897,361

ACCRUED LIABILITIES
Bank overdraft	—	126,653	5,992,739	—
Payables:
Investments purchased	5,188	2,677,450	—	2,677,450
Administration fees	59,002	—	—	—
Income dividend distributions — Common Shares	979,594	678,014	2,398,477	401,950
Interest expense and fees	251,337	129,030	504,055	113,195
Investment advisory fees	137,610	146,147	524,413	88,988
Trustees’ and Officer’s fees	71,635	23,341	253,339	17,050
Other accrued expenses	125,979	83,766	173,437	83,007
Variation margin on futures contracts	123,975	46,744	240,839	32,165

Total accrued liabilities	1,754,320	3,911,145	10,087,299	3,413,805

OTHER LIABILITIES
TOB Trust Certificates	56,445,624	35,624,430	110,634,379	26,609,583
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,604,458	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	270,800,000	42,900,000
Total other liabilities	182,345,624	111,228,888	381,434,379	69,509,583

Total liabilities	184,099,944	115,140,033	391,521,678	72,923,388

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$281,149,966	$172,154,470	$649,374,425	$105,973,973

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,727,657	$156,294,016	$590,887,916	$94,243,839
Accumulated earnings	42,422,309	15,860,454	58,486,509	11,730,134

NET ASSETS	$281,149,966	$172,154,470	$649,374,425	$105,973,973

Net asset value, offering and redemption price per share	$16.36	$12.82	$14.48	$14.50

(a) Investments at cost — unaffiliated	$413,495,675	$262,539,135	$950,536,472	$162,363,128
(b) Investments at cost — affiliated	$210,375	$—	$—	$1,074,604
(c) Preferred Shares outstanding	1,259	760	2,708	429
(d) Preferred Shares authorized	5,862	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share and Common Share	$0.10	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,426,027	44,831,340	7,308,173
(g) Common Shares authorized	199,994,138	Unlimited	Unlimited	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations  (unaudited)

Six Months Ended October 31, 2019

	BKN	BTA	BFK	BSD

INVESTMENT INCOME
Interest — unaffiliated	$9,357,650	$6,218,944	$22,513,741	$3,884,958
Dividends — affiliated	7,221	2,903	52,626	1,755

Total investment income	9,364,871	6,221,847	22,566,367	3,886,713

EXPENSES
Investment advisory	808,165	861,985	3,119,241	528,266
Administration	346,356	—	—	—
Professional	38,699	35,587	64,111	31,091
Accounting services	34,839	14,764	42,369	20,567
Rating agency	23,233	15,361	23,257	27,179
Transfer agent	16,055	10,869	24,243	9,978
Trustees and Officer	14,242	8,021	36,372	5,368
Registration	4,545	4,545	8,343	4,544
Custodian	4,288	7,245	6,481	5,670
Printing	4,174	3,719	5,716	3,510
Remarketing fees on Preferred Shares	—	3,831	—	—
Liquidity fees	—	3,902	—	—
Miscellaneous	14,600	11,138	14,263	7,815

Total expenses excluding interest expense, fees and amortization of offering costs	1,309,196	980,967	3,344,396	643,988
Interest expense, fees and amortization of offering costs(a)	2,121,838	1,211,325	4,553,122	808,024

Total expenses	3,431,034	2,192,292	7,897,518	1,452,012
Less fees waived and/or reimbursed by the Manager	(504)	(214)	(3,801)	(140)

Total expenses after fees waived and/or reimbursed	3,430,530	2,192,078	7,893,717	1,451,872

Net investment income	5,934,341	4,029,769	14,672,650	2,434,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	782,228	506,683	1,312,727	314,607
Investments — affiliated	(56)	353	(881)	(52)
Futures contracts	(2,298,845)	(1,169,902)	(4,305,816)	(755,453)

	(1,516,673)	(662,866)	(2,993,970)	(440,898)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,708,761	5,277,528	16,964,854	2,921,985
Investments — affiliated	—	—	1,729	—
Futures contracts	194,291	97,459	492,808	67,242

	11,903,052	5,374,987	17,459,391	2,989,227

Net realized and unrealized gain	10,386,379	4,712,121	14,465,421	2,548,329

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$16,320,720	$8,741,890	$29,138,071	$4,983,170

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BKN
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,934,341	$12,176,372
Net realized loss	(1,516,673)	(1,165,399)
Net change in unrealized appreciation (depreciation)	11,903,052	9,310,633

Net increase in net assets applicable to Common Shareholders resulting from operations	16,320,720	20,321,606

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(5,877,564)	(11,812,459)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	10,443,156	8,509,147
Beginning of period	270,706,810	262,197,663

End of period	$281,149,966	$270,706,810

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	BTA
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,029,769	$8,367,102
Net realized loss	(662,866)	(42,311)
Net change in unrealized appreciation (depreciation)	5,374,987	2,841,284

Net increase in net assets applicable to Common Shareholders resulting from operations	8,741,890	11,166,075

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(4,067,377)	(8,521,852)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	48,840	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	4,723,353	2,644,223
Beginning of period	167,431,117	164,786,894

End of period	$172,154,470	$167,431,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BFK
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,672,650	$30,368,713
Net realized loss	(2,993,970)	(2,100,964)
Net change in unrealized appreciation (depreciation)	17,459,391	11,675,006

Net increase in net assets applicable to Common Shareholders resulting from operations	29,138,071	39,942,755

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,839,174)	(31,471,601)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	14,298,897	8,471,154
Beginning of period	635,075,528	626,604,374

End of period	$649,374,425	$635,075,528

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets  (continued)

	BSD
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,435,598	$4,989,987
Net realized gain (loss)	(440,898)	52,467
Net change in unrealized appreciation (depreciation)	2,988,470	1,398,382

Net increase in net assets applicable to Common Shareholders resulting from operations	4,983,170	6,440,836

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(2,440,897)	(5,006,165)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,164	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	2,544,437	1,434,671
Beginning of period	103,429,536	101,994,865

End of period	$105,973,973	$103,429,536

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended October 31, 2019

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,320,720	$8,741,890	$29,138,071	$4,983,170
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	25,843,584	35,554,630	66,644,997	23,898,697
Purchases of long-term investments	(28,734,718)	(35,910,046)	(79,454,476)	(22,263,884)
Net proceeds from sales (purchases) of short-term securities	693,198	393,947	18,186,472	(1,074,656)
Amortization of premium and accretion of discount on investments and other fees	(527,787)	212,355	739,699	(20,030)
Net realized gain on investments	(782,172)	(507,036)	(1,311,846)	(314,555)
Net unrealized appreciation on investments	(11,708,761)	(5,277,528)	(16,966,583)	(2,921,985)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	73	295	21,478	(462)
Interest — unaffiliated	(85,463)	(989)	451,883	96,456
Prepaid expenses	3,549	(1,254)	9,824	(6,595)

Increase (Decrease) in Liabilities:
Payables:
Administration fees	4,122	—	—	—
Interest expense and fees	(12,551)	(9,515)	(102,857)	(12,659)
Investment advisory fees	9,610	9,326	21,695	3,841
Trustees’ and Officer’s fees	3,819	1,333	13,155	950
Other accrued expenses	(35,348)	(28,445)	(46,318)	(28,432)
Variation margin on futures contracts	29,208	2,384	81,526	3,708

Net cash provided by operating activities	1,021,083	3,181,347	17,426,720	2,343,564

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(5,877,564)	(4,018,346)	(15,063,330)	(2,455,504)
Repayments of TOB Trust Certificates	(883,604)	(1,990,205)	(8,989,348)	(2,397,248)
Proceeds from TOB Trust Certificates	5,330,163	3,019,999	—	2,168,120
Increase (decrease) in bank overdraft	—	(358,487)	5,992,739	—
Amortization of deferred offering costs	—	7,692	—	—
Proceeds from issuance of Common Shares	—	—	—	2,164

Net cash used for financing activities	(1,431,005)	(3,339,347)	(18,059,939)	(2,682,468)

CASH
Net decrease in restricted and unrestricted cash	(409,922)	(158,000)	(633,219)	(338,904)
Restricted and unrestricted cash at beginning of period	597,972	227,600	1,007,019	386,504

Restricted and unrestricted cash at end of period	$188,050	$69,600	$373,800	$47,600

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,134,389	$1,213,150	$4,655,979	$820,683

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	48,840	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	188,050	69,600	373,800	47,600

	$188,050	$69,600	$373,800	$47,600

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	113,922	—	192,219	240,904
Cash pledged:
Futures contracts	484,050	227,600	814,800	145,600

	$597,972	$227,600	$1,007,019	$386,504

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

(For a share outstanding throughout each period)

	BKN
	Six Months Ended 10/31/19 (unaudited)		Year Ended April 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$15.75		$15.26		$15.39	$16.83	$16.09	$15.34

Net investment income(a)	0.35		0.71		0.73	0.79	0.88	0.90
Net realized and unrealized gain (loss)	0.60		0.46		0.02	(1.12)	0.77	0.80

Net increase (decrease) from investment operations	0.95		1.17		0.75	(0.33)	1.65	1.70

Distributions to Common Shareholders(b)
From net investment income	(0.34)		(0.68)		(0.73)	(0.85)	(0.91)	(0.95)
From net realized gain	—		(0.00	)(c)	(0.15)	(0.26)	—	—

Total distributions to Common Shareholders	(0.34)		(0.68)		(0.88)	(1.11)	(0.91)	(0.95)

Net asset value, end of period	$16.36		$15.75		$15.26	$15.39	$16.83	$16.09

Market price, end of period	$15.23		$14.31		$13.57	$14.59	$16.94	$15.60

Total Return Applicable to Common Shareholders(d)
Based on net asset value	6.20	%(e)	8.45%		5.34%	(1.84)%	10.92%	11.43%

Based on market price	8.81	%(e)	10.81%		(1.20)%	(7.55)%	15.15%	11.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.44	%(f)	2.53%		2.12%	1.84%	1.46%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.44	%(f)	2.53%		2.11%	1.84%	1.46%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.93	%(f)	0.94%		0.90%	0.90%	0.89%	0.90%

Net investment income to Common Shareholders	4.23	%(f)	4.64%		4.64%	4.87%	5.48%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$281,150		$270,707		$262,198	$264,551	$289,003	$276,308

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900		$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$323,312		$315,017		$308,259	$310,128	$329,549	$319,467

Borrowings outstanding, end of period (000)	$56,446		$51,999		$41,043	$30,783	$31,286	$28,685

Portfolio turnover rate	6%		29%		31%	36%	28%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA
	Six Months Ended 10/31/19 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.47		$12.28	$12.27	$12.89	$12.51	$12.02

Net investment income(a)	0.30		0.62	0.65	0.67	0.68	0.69
Net realized and unrealized gain (loss)	0.35		0.20	0.01	(0.63)	0.40	0.52

Net increase from investment operations	0.65		0.82	0.66	0.04	1.08	1.21

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.63)	(0.65)	(0.66)	(0.70)	(0.72)

Net asset value, end of period	$12.82		$12.47	$12.28	$12.27	$12.89	$12.51

Market price, end of period	$12.69		$11.88	$11.20	$11.66	$12.28	$11.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.29	%(d)	7.34%	5.76%	0.53%	9.51%	10.86%

Based on market price	9.40	%(d)	12.12%	1.50%	0.28%	14.39%	7.65%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses(f)	2.54	%(g)	2.67%	2.33%	2.00%	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	2.54	%(g)	2.67%	2.33%	2.00%	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	1.14	%(g))	1.13%	1.14%	1.13%	1.11%	1.11%

Net investment income to Common Shareholders	4.67	%(g)	5.11%	5.21%	5.32%	5.45%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$172,154		$167,431	$164,787	$164,745	$173,050	$167,933

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$76,000	$76,000	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$326,519		$320,304	$316,825	$316,770	$327,697	$—

Borrowings outstanding, end of period (000)	$35,624		$34,595	$36,025	$32,093	$25,970	$84,867

Portfolio turnover rate	13%		31%	44%	43%	29%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 10/31/19 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015
Expense ratios	1.13%	1.12%	1.47%	1.52%	—%	—%

(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK
	Six Months Ended 10/31/19 (unaudited)		Year Ended April 30,
			2019	2018	2017	, 2016	2015

Net asset value, beginning of period	$14.17		$13.98	$14.24	$15.20	$14.91	$14.27

Net investment income(a)	0.33		0.68	0.73	0.81	0.87	0.88
Net realized and unrealized gain (loss)	0.31		0.21	(0.22)	(0.92)	0.32	0.67

Net increase (decrease) from investment operations	0.64		0.89	0.51	(0.11)	1.19	1.55

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.70)	(0.77)	(0.85)	(0.90)	(0.91)

Net asset value, end of period	$14.48		$14.17	$13.98	$14.24	$15.20	$14.91

Market price, end of period	$13.93		$13.79	$12.78	$14.00	$15.44	$14.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.62	%(d)	6.98%	3.74%	(0.78)%	8.57%	11.43%

Based on market price	3.41	%(d)	13.89%	(3.54)%	(3.96)%	14.76%	12.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.42	%(e)	2.55%	2.31%	1.99%	1.61%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.42	%(e)	2.55%	2.27%	1.98%	1.61%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	1.03	%(e)	1.04%	1.03%	1.06%	1.03%	1.04%

Net investment income to Common Shareholders	4.50	%(e)	4.87%	5.06%	5.45%	5.85%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$649,374		$635,076	$626,604	$638,047	$680,502	$667,063

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$339,799		$334,518	$331,390	$335,616	$351,293	$346,330

Borrowings outstanding, end of period (000)	$110,634		$119,624	$128,156	$146,562	$128,554	$122,688

Portfolio turnover rate	7%		19%	9%	13%	7%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD
	Six Months Ended 10/31/19 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.15		$13.96	$14.21	$15.04	$14.76	$14.11

Net investment income(a)	0.33		0.68	0.72	0.78	0.82	0.83
Net realized and unrealized gain (loss)	0.35		0.20	(0.20)	(0.82)	0.31	0.70

Net increase (decrease) from investment operations	0.68		0.88	0.52	(0.04)	1.13	1.53

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.69)	(0.77)	(0.79)	(0.85)	(0.88)

Net asset value, end of period	$14.50		$14.15	$13.96	$14.21	$15.04	$14.76

Market price, end of period	$14.20		$13.21	$12.65	$13.67	$15.02	$14.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.91	%(d)	6.99%	3.89%	(0.19)%	8.32%	11.50%

Based on market price	10.05	%(d)	10.23%	(2.15)%	(3.85)%	14.05%	12.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.73	%(e)	2.81%	2.46%	2.08%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.73	%(e)	2.81%	2.46%	2.08%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	1.21	%(e)	1.19%	1.20%	1.15%	1.15%	1.16%

Net investment income to Common Shareholders	4.58	%(e)	4.92%	5.05%	5.28%	5.61%	5.67%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$105,974		$103,430	$101,995	$103,827	$109,864	$107,849

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$347,026		$341,094	$337,750	$342,022	$356,093	$351,395

Borrowings outstanding, end of period (000)	$26,610		$26,839	$27,378	$24,984	$20,839	$19,309

Portfolio turnover rate	14%		28%	34%	45%	11%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified*
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors or Trustees, as applicable, of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees, thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2019. The adjusted cost basis of securities at April 30, 2019 are as follows:

BKN	$411,215,379
BTA	260,423,250
BFK	955,374,421
BSD	160,982,606

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$407,555	$114,206	$37,969	$559,730
BTA	263,833	79,010	22,458	365,301
BFK	871,299	239,151	82,713	1,193,163
BSD	200,638	56,101	19,002	275,741

For the six months ended October 31, 2019, the following table is a summary of each trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$95,925,538	$56,445,624	1.14% — 1.27%	$54,307,072	2.05%
BTA	62,023,460	35,624,430	1.12% — 1.30%	34,858,675	2.08
BFK	188,398,320	110,634,379	1.12% — 1.30%	115,070,856	2.06
BSD	47,750,160	26,609,583	1.12% — 1.30%	26,410,908	2.08

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, a trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, the trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at October 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at October 31, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2019, the amounts waived were as follows:

	BKN	BTA	BFK	BSD
Amounts waived	$504	$214	$3,801	$140

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended October 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BFK	BSD
Purchases	$28,739,906	37,727,496	79,454,476	24,941,334
Sales	26,865,997	35,512,346	66,678,100	23,895,449

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of April 30, 2019, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BKN	BTA	BFK	BSD
$—	$4,154,204	$16,181,044	$968,448

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BKN	BTA	BFK	BSD
Tax cost	$357,414,783	$226,814,929	$839,541,300	$136,868,875

Gross unrealized appreciation	$46,232,290	$21,049,758	$80,559,831	$13,744,090
Gross unrealized depreciation	(1,744,190)	(739,571)	(4,562,764)	(735,693)

Net unrealized appreciation	$44,488,100	$20,310,187	$75,997,067	$13,008,397

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BTA	BSD
For the six months ended October 31, 2019	3,780	148
Year Ended April 30, 2019	—	—

For the six months ended October 31, 2019 and the year ended April 30, 2019, shares issued and outstanding remained constant for BKN and BFK .

On November 15, 2018, the Board of Trustees authorized the Trusts to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended October 31, 2019, the Trusts did not repurchase any shares.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

On September 5, 2019, each Fund announced a continuation of its Repurchase Program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement between the VRDP Trust and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance.

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees of 0.10% on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

Fitch Long-Term Rating
BTA	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA’s special rate period has commenced on October 29, 2015 and has a current expiration date of April 15, 2020.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2019, the annualized dividend rate for the VRDP Shares was 2.19%.

For the six months ended October 31, 2019, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	125,900,000	07/02/20	Aa1	AAA
BFK	12/16/11	2,708	270,800,000	07/02/20	Aa1	AAA
BSD	12/16/11	429	42,900,000	07/02/20	Aa1	AAA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	2.46%	2.46%	2.46%

For the six months ended October 31, 2019, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$1,562,108	$—
BTA	838,332	7,692
BFK	3,359,959	—
BSD	532,283	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.057000	$0.057000	VMTP	W-7	$217,804
BTA	0.050500	0.050500	VRDP	W-7	118,081
BFK	0.053500	0.053500	VMTP	W-7	468,477
BSD	0.055000	0.055000	VMTP	W-7	74,216

(a)	Net investment income dividend paid on December 2, 2019 to Common Shareholders of record on November 15, 2019.
(b)	Net investment income dividend declared on December 6, 2019 payable to Common Shareholders of record on December 16, 2019.
(c)	Dividends declared for period November 1, 2019 to November 30, 2019.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”) and the BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK and BFK, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements” or the “Agreements”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of each Board

On the date of the June Meeting, each Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the Agreements on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While each Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, each Board’s consideration entails a year-long deliberative process whereby each Board and its committees assess BlackRock’s services to each Fund. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, each Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from each Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by each Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, each Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	63

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with each Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist each Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, each Board focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BKN ranked in the third, second and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BKN, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BKN’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, BTA ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BTA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BFK ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFK, and that BlackRock has explained its rationale for this belief to the Board.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, BSD ranked in the third, second and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BSD’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds each Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by each Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.

The Board noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted that BFK’s actual management fee was 2.4 bps above median.

The Board noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. Each Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreement  (continued)

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	67

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019 to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BKN	15,485,343	670,851	15,544,051	612,143	15,528,292	627,902	15,510,678	645,516
BTA	11,862,739	635,156	11,918,440	579,455	11,889,005	608,890	11,889,611	608,284
BFK	39,875,240	1,778,703	40,289,433	1,364,510	40,478,956	1,174,987	40,300,724	1,353,219
BSD	6,302,291	552,444	6,572,381	282,354	6,563,320	291,415	6,513,312	341,423

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SAN	State Aid Notes

SRF	State Revolving Fund

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 3, 2020

3